SCHEDULE 14A
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Universal Security Instruments, Inc.

(Name of Registrant as Specified in Its Charter)

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Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland  21117

Notice of Annual Meeting of Shareholders
to be held
October 4, 2010

To the Shareholders of Universal Security Instruments, Inc.:

The Annual Meeting of Shareholders of Universal Security Instruments, Inc., a Maryland corporation (the “Company”) will be held at the Hilton Pikesville, 1726 Reisterstown Road, Pikesville, Maryland, on Monday, October 4, 2010 at 8:30 a.m., local time, for the following purposes:

1.	To elect two directors to serve until the Annual Meeting of Shareholders to be held in 2013 and until his successor is duly elected and qualified.

2.	To consider and act upon a proposal to approve the Company’s 2010 Non-Qualified Stock Option Plan.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed August 9, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on October 4, 2010

Pursuant to rules and regulations adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet, allowing us to provide the information shareholders need, while lowering delivery and printing expenses.  On or about August 13, 2010, we mailed to our shareholders a notice containing instructions on how our shareholders may access online our 2010 Proxy Statement and 2010 Annual Report to Shareholders.  Our Annual Report to Shareholders does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company.  These materials are available on the following website: http://www.usiannualmeeting.com.

We invite your attention to each of these documents, and we invite you to attend the Annual Meeting of Shareholders, in person.

By Order of the Board of Directors

James B. Huff
Secretary

Owings Mills, Maryland
August 13, 2010

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE A PROXY CARD, WHICH IS AVAILABLE TO YOU ONLINE, OR UPON REQUEST, AND RETURN IT PROMPTLY TO US.  IF YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

Universal Security Instruments, Inc.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland  21117
(410) 363-3000

Proxy Statement

The accompanying proxy is solicited by the Board of Directors of Universal Security Instruments, Inc., a Maryland corporation (the “Company”), in connection with the Annual Meeting of Shareholders to be held on October 4, 2010, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting.  The Board of Directors has fixed the close of business on August 9, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the meeting.  On that date, there were outstanding 2,387,887 shares of the Company’s Common Stock par value $.01 per share (the “Shares”).

Pursuant to the e-proxy rules and regulations adopted by the United States Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet.  On or about August 13, 2010, we mailed to our shareholders a notice (the “E-Proxy Notice”) containing instructions on how to access online our 2010 Proxy Statement, and Annual Report to Shareholders.  If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the E-Proxy Notice.  These materials will be available free of charge and will be sent to you within three business days of your request.  Our Annual Report to Shareholders does not constitute a part of the proxy solicitation material, but provides you with additional information about the Company.

Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors.  Because most of our shareholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy.  Shareholders may vote by completing a proxy card and mailing it to us at our address above.  Please check the information forwarded by your bank, broker or other holder of record to see what options are available to you.  A proxy may be revoked at any time before its exercise by the filing of a written revocation with James B. Huff, Corporate Secretary of the Company, by timely providing a later-dated proxy or by voting by ballot at the Annual Meeting.  Mere attendance at the Annual Meeting will not revoke a proxy, and if you are a beneficial owner of shares not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Beneficial Ownership

The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date.  For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires inclusion of Shares that may be acquired within sixty days of the Record Date.  Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
FMR Corp.	241,255	10.10%
82 Devonshire Street
Boston, MA 02109
First Manhattan Co.	146,175	6.12%
437 Madison Avenue
New York, NY 10022
North Star Investment Management Corp.	123,209	5.16%
20 North Wacker Drive
Chicago, IL 60606

Election of Directors

The Board of Directors currently consists of four directors.  The Company’s directors are divided into three classes and are elected for terms of three years each and until their successors are elected and qualify.  The Board has nominated Mr. Cary Luskin and Mr. Ira F. Bormel for election as directors at the 2010 Annual Meeting to serve for a term of three years and until their successors are elected and qualify.  A quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote.  Under Maryland law, unless a corporation’s charter or bylaws provide otherwise, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.  The Company’s Bylaws provide that the affirmative vote of a majority of the Shares issued and outstanding and entitled to vote is necessary for the election of directors.  If no nominee receives the requisite vote, Mr. Luskin and Mr. Bormel will continue to serve as a directors until their successors are duly elected and qualified.  Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have the effect of a vote withheld.

Unless contrary instruction is given, the person(s) named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominee.  If the nominee is unable to serve, the Shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy.  At this time, the Board does not anticipate that the nominee will be unavailable to serve.

The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company, the expiration of his current term, and whether such individual has been determined by the Board to be “independent” as defined in Section 803.A. of the NYSE Amex Company Guide.  There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

Name	Age	Director Since	Current Term to Expire	Independent
Board Nominees for Term to Expire in 2013
Cary Luskin	53	2002	2010	Yes
Ira F. Bormel	49	2008	2010	Yes
Directors Continuing in Office
Ronald A. Seff, M.D.	62	2002	2012	Yes
Harvey B. Grossblatt	63	1996	2011	No

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

Harvey B. Grossblatt was Chief Financial Officer of the Company from 1983 until August 2004, Secretary and Treasurer of the Company from 1988 until August 2004, Chief Operating Officer of the Company from April 2003 through August 2004, and Chief Executive Officer since August 2004.

Mr. Grossblatt is well qualified to serve as a member of the Company’s Board due to his more than a quarter century experience as a member of the Company’s senior management and detailed knowledge of the Company’s operations and home safety products industry.

Ronald A. Seff, M.D. has been in the private practice of ophthalmology since 1977.  From 1977 until 1998, Dr. Seff practiced with, and was a senior executive of, a large medical practice with four offices in Maryland.

Dr. Seff is well qualified to serve as a member of the Company’s Board due to his extensive practical business experience gained as a senior executive of a large medical practice in which Dr. Seff had responsibility for a wide range of business functions.  Dr. Seff has served on the Audit and Compensation Committees of the Company for eight years and has a broad understanding of the Company and its management and operations.

Cary Luskin has been in the retail electronic business since 1978.  Since 1998, Mr. Luskin has been President of The Big Screen Store, Inc., a chain of large-screen television retail stores.

Mr. Luskin is well qualified to serve as a member of the Company’s Board due to his extensive experience in the retail electronics business and senior executive of a public company.

Ira F. Bormel was appointed by the Board on July 24, 2008 to serve the remaining portion of Dr. Howard B. Silverman’s term of office following Dr. Silverman’s passing in March 2008.  Since 1999, Mr. Bormel has served as chief financial officer of Berman Enterprises LLC and related companies, a Maryland based owner, developer and manager of office and retail commercial properties.  Mr. Bormel is also a former chief financial officer of the Company.

Mr. Bormel is well qualified to serve as a member of the Company’s Board due to his experience as chief financial officer of a multi-million dollar business and his familiarity with the Company’s business and industry.

Corporate Governance

Board of Directors.  During the fiscal year ended March 31, 2010, the Board met four times.  No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during the year and the total number of meetings held by all committees on which the director served during such year.  Board members are expected to attend the Annual Meeting of Shareholders, and all incumbent directors, other than Mr. Luskin, attended the 2009 Annual Meeting of Shareholders.

The Board has the following committees, each of which meets at scheduled times:

Audit Committee.  The Audit Committee is appointed by the Board to assist the Board in its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements.  The Committee’s responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company’s independent auditors, who report directly to the Audit Committee.  The members of the Audit Committee during the fiscal year ended March 31, 2010 were Mr. Bormel (Chairman), Dr. Seff and Mr. Luskin.  None of the Audit Committee members is an employee of the Company and each is independent under existing NYSE Amex and SEC requirements.  The Board has examined the SEC’s definition of “audit committee financial expert” and determined that Mr. Bormel satisfies this definition.  Accordingly, Mr. Bormel has been designated by the Board as the Company’s audit committee financial expert.  During the fiscal year ended March 31, 2010, the Audit Committee met four times.  The Board has adopted a written charter for the Audit Committee.

Nominations.  The independent members of the Company’s Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and the Board held one meeting during the 2010 fiscal year in order to make nominations for directors.  The Board has not adopted a charter with respect to the nominating committee function.  The Board of Directors believes that the interests of the Company’s shareholders are served by relegating the nominations process to the Board members who are independent from management.  While the Board will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company’s shareholders for nominees, nor established any procedures for this purpose.  In considering prospective nominees, the Board will consider the prospect’s relevant financial and business experience, the integrity and dedication of the prospect, his independence and other factors the Board deems relevant.  The Board of Directors will apply the same criteria to nominees recommended by shareholders as those recommended by the full Board.  Nominations for director may be made by shareholders, provided such nominations comply with certain timing and informational requirements set forth in the Company’s Bylaws.  See “Other Matters” elsewhere in this Proxy Statement.

Compensation Committee.  The Board’s Compensation Committee consists of Mr. Luskin (Chairman), Dr. Seff and Mr. Bormel, none of whom is an employee of the Company and each of whom is independent under existing NYSE Amex and SEC requirements.  The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company.  The Board has not adopted a charter with respect to the Compensation Committee.  The Compensation Committee met one time during the fiscal year ended March 31, 2010.

Director Compensation

During the Company’s fiscal year ended March 31, 2010, Mr. Grossblatt, the Company’s president and chief executive officer, received no additional compensation for serving as a director.  For the Company’s fiscal year ended March 31, 2010, each outside director was entitled to a $10,000 annual fee for annual service as a director.  Directors’ compensation is payable in cash or Shares (computed at the closing price as reported by the NYSE Amex on the date of the payment).

The following table summarizes the compensation paid to directors for the fiscal year ended March 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
(a)	(b)	(c)	(h)
Cary Luskin	$10,000	—	$10,000
Ronald A. Seff, M.D.	$10,000	—	$10,000
Ira F. Bormel	$10,000	—	$10,000

Transactions with Management

Pursuant to its written charter, the Audit Committee of the Board of Directors of the Company reviews all transactions with related persons that are required to be disclosed under applicable regulation.  During the fiscal year ended March 31, 2010, there were no transactions with related persons which are required to be disclosed.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees.  The Company will furnish, without charge, a copy of its Code of Business Conduct and Ethics to each shareholder who forwards a written request to the Secretary, Universal Security Instruments, Inc., 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117.

Communications with the Board

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company’s Secretary, 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117.  Any proper communication so received will be processed by the Secretary.  If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

Leadership Structure and Risk Oversight

While the Board believes that there are various structures which can provide successful leadership to the Company, the Company’s Bylaws provide that the Chairman of the Board, if one is elected by the Board, serves as Chief Executive Officer, and if a Chairman is not so elected, the President of the Company serves as Chief Executive Officer.  Currently, the Board has not elected a Chairman and, accordingly, the Company’s President is Chief Executive Officer and is also a member of the Board.  All other members of the Board are independent.  The Company’s independent directors bring experience, oversight and expertise from outside the Company, while the Chief Executive Officer brings company-specific experience and expertise.  The Board believes that the strong emphasis on Board independence provides effective independent oversight of management.

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, management discusses with the Board members strategy and the risks facing the Company.  The independent members of the Board provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, meetings of independent directors in executive session.

Information Regarding Share Ownership of Management

The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.  For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of Shares that may be acquired within sixty days of the Record Date.  Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Harvey B. Grossblatt (1)	117,068	4.81%
Cary Luskin (2)	63,423	2.61%
Ronald A. Seff, M.D. (3)	81,469	3.35%
James B. Huff (4)	21,243	0.87%
Bryan Knepper (5)	70,091	2.88%
Ira F. Bormel	0	0%
All directors and executive officers as a group (6 persons) (6)	353,294	14.52%
____________________________________________

(1)	Includes 6,666 Shares Mr. Grossblatt has the right to acquire through the exercise of stock options.
(2)	Includes 4,000 Shares Mr. Luskin has the right to acquire through the exercise of stock options.
(3)	Includes 4,000 Shares Dr. Seff has the right to acquire through the exercise of stock options.
(4)	Includes 4,000 Shares Mr. Huff has the right to acquire through the exercise of stock options.
(5)	Includes 25,000 shares Mr. Knepper has the right to acquire through the exercise of stock options.
(6)	See footnote 1-5 above.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and each person who owns more than 10% of the Company’s Shares, file with the SEC an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares.  To the Company’s knowledge, based solely upon the review of the copies of such reports furnished to us, all of these reporting persons complied with the Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 2010.

Executive Compensation

Introduction

The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during the fiscal year ended March 31, 2010 as well two of the Company’s most highly compensated employees whose total compensation during the fiscal year exceeded $100,000 (listed in the Summary Compensation Table below), are referred to as the “named executive officers.”

Summary Compensation Table

The following table sets forth information regarding the total compensation paid or earned by the named executive officers as compensation for their services in all capacities during the fiscal years ended March 31, 2010 and 2009.

Name and Principal Position (a)	Year (b)	Base Salary $ (c)	Bonus $ (d)	Stock Awards $ (e)	Option Awards $(1) (f)	All Other Compensation $ (i)		Total $ (j)
Harvey B. Grossblatt,	2010	353,260	17,773	0	0	66,838	(2)	437,871
President and CEO	2009	351,418	119,638	0	0	65,745	(2)	536,801
James B. Huff,	2010	175,850	10,000	0	0	14,331	(3))	200,181
Secretary/Treasurer/CFO	2009	175,955	10,000	0	5,490	14,204	(3))	205,649
Bryan Knepper	2010	197,855	0	0	0	19,850	(4)	217,705
Director of Strategic Planning	2009	10,274	0	0	45,625	0		55,899
Ronald Lazarus,	2010	220,000	0	0	0	36,120	(5)	256,120
President/USI Electric, Inc.	2009	220,000	6,140	0	0	37,637	(5)	263,777
_______________________________________________

(1)
The amounts shown on the “Option Awards” column reflect the compensation cost related to stock option awards included in the Company’s financial statements for the relevant fiscal year, computed in accordance with Statement of Financial Accounting Standards No. 123(R) (“SFAS No. 123(R)”.  For a discussion of valuation assumptions, see the Company’s Annual Report for the year ended March 31, 2010.  While these amounts are deductible for federal income tax purposes, for financial statement purposes, these amounts are charged to additional paid-in capital.  There were no stock option awards granted during 2010.  As of March 31, 2010, the aggregate number of stock options outstanding is: Harvey B. Grossblatt – 6,666; James B. Huff – 4,000, Bryan Knepper – 25,000; and Ronald Lazarus – 4,000.

(2)
All other compensation for Mr. Grossblatt for 2010 and 2009, respectively, includes employer 401(k) contributions of $30,694 and $29,871, medical reimbursement and health insurance premiums of $28,403 and $28,144, group life and disability premiums of $6,889 and $6,878, and auto lease value of $852 and $852.

(3)
All other compensation for Mr. Huff for 2010 and 2009, respectively, includes employer match of 401(k) contributions of $7,000 and $7,000, group life and disability premiums of $4,281 and $4,154, and auto lease value or reimbursement allowance of $3,050 and $3,050.

(4)
All other compensation for Mr. Knepper for 2010, includes medical reimbursement and health insurance premiums of $11,615, group life and disability premiums of $5,185, and auto reimbursement allowances of $3,050.

(5)
All other compensation for Mr. Lazarus for 2010 and 2009 respectively, includes employer match of 401(k) contributions of $8,800 and $8,800, medical reimbursement and health insurance premiums of $9,786 and $11,099, group life and disability premiums of $3,247 and $5,738, and auto reimbursement allowances of $12,000 and $12,000

.
Outstanding Equity Awards at 2010 Fiscal Year End

The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to unexercised options as of the Company’s fiscal year ended March 31, 2010:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Harvey B. Grossblatt	6,666	0	16.09	3/23/2011
James B. Huff	4,000	0	16.09	3/23/2011
Bryan Knepper	25,000	0	3.25	3/17/2014
Ronald Lazarus	4,000	0	16.09	3/23/2011

401(k) Plan

The Company has a defined contribution profit sharing plan covering eligible employees.  The Plan is voluntary with respect to participation and is subject to the provisions of ERISA.  The plan provides for participant contributions of up to 25% of annual compensation, as defined by the plan.  The Company contributes an amount equal to a match of the first three percent (3%) contributed by the employee plus fifty percent (50%) of the next two percent (2%) contributed by the employee with a maximum contribution of four percent (4%).  The Company may contribute an additional amount from its profits as authorized by the Board of Directors.  The Company made no additional contributions in 2010.  Participants in the plan are immediately vested in their and the Company’s contributions, plus actual earnings thereon.  The Company’s 2010 contributions to the plan on behalf of named executive officers are included in the “All Other Compensation” column in the “Summary Compensation Table” above.

Executive Employment Agreements

The Chief Executive Officer’s compensation is governed largely by his employment agreement with the Company, originally effective April 1, 2002, as amended.  The current employment agreement expires on July 31, 2012.  The employment agreement currently provides that Mr. Grossblatt’s base annual salary beginning July 18, 2005 was $300,000, increased to $325,000 on August 1, 2006, and increasing to $350,000 on August 1, 2007.  Additionally, Mr. Grossblatt is entitled to bonus compensation for each fiscal year of the Company in which the Company earned pre-tax net income in excess of an amount equal to 4% of shareholders’ equity as of the start of the fiscal year ending March 31, 2011, as follows: 3% of all (after the 4% threshold) pre-tax net income up to $1 million, 4% of pre-tax net income from $1-$2 million, 5% of pre-tax net income from $2-$3 million, 6% of pre-tax net income from $3-$4 million, 7% of pre-tax net income over $4 million.  Mr. Grossblatt is also entitled to life, health and disability insurance benefits, medical reimbursement, automobile allowance, and Company paid retirement plan contributions.

If the Employment Agreement is not renewed by the Company or is terminated by Mr. Grossblatt for good reason, Mr. Grossblatt is entitled to receive his compensation through any balance of the employment term plus a lump sum payment equal to his last 12 months base salary and bonus, health benefits for three years, and an additional lump sum payment payable on each of the first three anniversaries of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company.

If Mr. Grossblatt’s employment is terminated following or in anticipation of a “change of control” of the Company, Mr. Grossblatt will be entitled to receive a lump sum payment equal to his base salary for the balance of the Employment Agreement’s term and the amount of Mr. Grossblatt’s last bonus.  In addition, Mr. Grossblatt is entitled to receive health benefits for three years, and an additional lump sum payment payable on the anniversary of the termination equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company.  Furthermore, Mr. Grossblatt will receive an amount equal to three times his base salary for the last 12 months and the amount of his last bonus, limited to 2.99 times Mr. Grossblatt’s average annual taxable compensation from the Company which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs.

If the Employment Agreement is terminated by the Company due to Mr. Grossblatt’s death, Mr. Grossblatt’s estate is entitled to receive a lump sum payment equal to his base salary for the greater of the balance of the Employment Agreement’s term or one year, reduced by any individual life insurance benefits the premiums for which are paid for by the Company, plus the amount of his last bonus and the amount of the Company’s last 401(k) plan contribution made on behalf of Mr. Grossblatt.  In addition, Mr. Grossblatt’s estate is entitled to the health insurance and medical reimbursement benefits for the longer of the balance of the term or three years following the date of death, or the cash equivalent thereof.

If the Employment Agreement is terminated by the Company due to Mr. Grossblatt’s disability, Mr. Grossblatt is entitled to the continuation of the payment of his base salary for the balance of the term, reduced by any group or individual disability income insurance benefits the premiums for which are paid for by the Company and Social Security disability benefits paid to Mr. Grossblatt.  In addition, Mr. Grossblatt is entitled to the health insurance and medical reimbursement benefits and a payment equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company, for the longer of the balance of the term or three years following the date of disability, or the cash equivalent thereof.

The Employment Agreement generally prohibits Mr. Grossblatt from competing with the Company during the term and during any subsequent period during which he receives compensation from the Company.

Potential Payments upon Termination or Change in Control

The table below shows the estimated incremental value transfer to Harvey B. Grossblatt, the only named executive officer who is contractually entitled to compensation upon termination or a change in control, under various scenarios relating to a termination of employment.  Please refer to the discussion titled “Executive Employment Agreements”, above, in this Executive Compensation Section for a description of the circumstances that would trigger payments and benefits upon termination or a change in control.  The tables below assume that such termination occurred on March 31, 2010, the last day of the Company’s 2010 fiscal year.  The Company’s stock price on the last business day of its 2010 fiscal year was $6.41.  The actual amounts that would be paid to any named executive officer can only be determined at the time of an actual termination of employment and would vary from those listed below. The estimated amounts listed below are in addition to any other benefits that are available to employees generally.

	Non Renewal		Resignation for Good Reason		Termination Following Change in Control (1)		Death		Disability
Severance	$469,638	(2)	$469,638	(2)	$2,228,852	(5)	-		$162,667	(8)
Health Benefits	$85,209	(3)	$85,209	(3)	$85,209	(3)	$85,209	(7)	$85,209	(9)
401(k) Contribution	$27,000	(4)	$27,000	(4)	$27,000	(4)	$9,000	(4)	$27,000	(4)
Tax gross up	—		$404,334		$1,626,631		—		—
_________________________________________________

(1)
Limited to 2.99 times Mr. Grossblatt’s average annual taxable compensation from the Company which is included in his gross income for the five taxable years of the Company ending before the date on which the change of control occurs.

(2)	Lump sum payment equal to Mr. Grossblatt’s last 12 months base salary and bonus.
(3)	The aggregate of the health benefits for the first three years following the termination.
(4)
The aggregate of the respective annual lump sum payments, payable on each of the first three anniversaries of the termination, equal to the 401(k) plan contribution the Company would have made on behalf of the Company had Mr. Grossblatt remained employed by the Company.

(5)	Lump sum payment equal to Mr. Grossblatt’s annual base salary for the balance of the employment period and last bonus, plus three times Mr. Grossblatt’s last 12 months base salary and bonus.

(6)
Mr. Grossblatt’s estate is entitled to receive a lump sum payment equal to his base salary for the greater of the balance of the employment term or one year, reduced by any individual life insurance benefits the premiums for which are paid for by the Company, plus the amount of his last bonus and the amount of the Company’s last 401(k) plan contribution made on his behalf.

(7)
Mr. Grossblatt’s estate is entitled to the health insurance and medical reimbursement benefits for the longer of the balance of the employment term or three years following the date of death, or the cash equivalent thereof.

(8)
Mr. Grossblatt is entitled to the continuation of the payment of his base salary for the balance of the term, reduced by any group or individual disability income insurance benefits the premiums for which are paid for by the Company and Social Security disability benefits paid to Mr. Grossblatt.

(9)
Mr. Grossblatt is entitled to the health insurance and medical reimbursement benefits for the longer of the balance of the term or three years following the date of disability, or the cash equivalent thereof.

(10)
Mr. Grossblatt is entitled to a payment equal to the 401(k) plan contribution the Company would have made on behalf of the Company had he remained employed by the Company, for the longer of the balance of the term or three years following the date of disability, or the cash equivalent thereof.

Equity Compensation Plan Information

The following table provides information, as of March 31, 2010, with respect to all compensation arrangements maintained by the Company, including individual compensation arrangements, under which Shares are authorized for issuance.  The weighted-average exercise price does not include restricted stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	28,427	$16.09	-0-
Equity compensation plans not approved by security holders	25,000	$3.25	-0-
Total	53,427	$10.08	-0-

Proposal to Adopt the 2010 Non-Qualified Stock Option Plan

The Plan

From 1978 until 2008, the Company maintained a Stock Option Plan for the grant of options to employees, officers and directors of the Company and its subsidiaries to purchase Shares.  This plan expired in 2008.

The Company’s Board of Directors has determined that it is advisable to provide equity-based incentive awards to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders.  Accordingly, on July 21, 2010, the Board of Directors approved and adopted the Company’s 2010 Non-Qualified Stock Option Plan (the “Plan”), subject to shareholder approval.  A total of 120,000 Shares (as may be adjusted for stock dividends) have been reserved for issuance under the Plan.  Options may be granted under the Plan to employees, officers and directors of the Company and its subsidiaries.

The Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”).  The Committee has the authority, within limitations as set forth in the Plan, to interpret the terms of the Plan and establish rules and regulations concerning the Plan, to determine the persons to whom options may be granted, the number of Shares to be covered by each option, and the exercise price and other terms and provisions of the option to be granted.  In addition, the Committee has the authority, subject to the terms of the Plan, to determine the appropriate adjustments in the terms of each outstanding option in the event of a change in the Common Stock or the Company’s capital structure.

Options granted under the Plan are non-qualified stock options (“NQSOs”).  The exercise price of an option will be fixed by the Committee on the date of grant.  Any options granted must expire within five years from the date of grant.  Shares subject to options granted under the Plan which expire, terminate, or are canceled without having been exercised in full become available again for option grants.

On August 3, 2010, the last sale price per Share, as reported on NYSE Amex Equities, was $5.80.

Federal Income Tax Aspects

Employees and non-employee directors optionees generally do not recognize any taxable income upon the grant of NQSOs, and the Company is not entitled to a federal income tax deduction by reason of such grant.  The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price.  The Company may be required to withhold income tax on this amount.  When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the Shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income).  If the optionee’s holding period for the Shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

The Company generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO, provided the Company timely reports the income and timely provides the optionee with a Form W-2 or 1099, whichever is applicable.

An optionee may be entitled to exercise a NQSO by delivering Shares to the Company in payment of the exercise price.  If an optionee exercises a NQSO in such fashion, special rules will apply.  Special rules apply if the Shares acquired through the exercise of a NQSO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR approval of the proposed Plan.  The affirmative vote of a majority of the Company’s outstanding Shares is needed to approve the proposed Plan.  Consequently, the withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy may have an effect on the outcome of this vote.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with Grant Thornton LLP, the independent auditors for the Company for the fiscal year ended March 31, 2010, the matters required to be discussed by Statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by the Public Company Accounting Oversight Board and has discussed with the independent auditors the independent auditors’ independence.

Based on the foregoing review and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 for filing with the Securities and Exchange Commission.

The Audit Committee
Ira F. Bormel, Chairman
Ronald A. Seff, M.D.
Cary Luskin

Independent Public Accountants

The Audit Committee has selected the firm of Grant Thornton LLP as the Company’s independent public accountants for the current fiscal year.  Grant Thornton LLP has served as the Company’s independent public accountants since 1999.  Representatives of Grant Thornton LLP are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The following is a description of the fees billed to the Company by Grant Thornton LLP (the “Auditor”) during the fiscal years ended March 31, 2010 and 2009:

Audit Fees

Audit fees include fees paid by the Company to the Auditor in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s interim financial statements.  Audit fees also include fees for services performed by the Auditor that are closely related to the audit and in many cases could only be provided by the Auditor.  Such services include consents related to Securities and Exchange Commission and other regulatory filings.  The aggregate fees for audit services rendered to the Company for the years ended March 31, 2010 and 2009 totaled $177,500 and $178,500, respectively.

Audit Related Fees

Audit related services include due diligence services related to accounting consultations, internal control reviews and employee benefit plan audits.  There were no audit related services provided in either year.

Tax Fees

Tax fees include corporate tax compliance, advisory and planning services.  The aggregate fees billed to the Company by the Auditor for the tax related services rendered to the Company for the years ended March 31, 2010 and 2009 totaled $0 and $0, respectively.

Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided.  The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

Other Matters

The Board of Directors is not aware of any other matter which may be presented for action at the 2010 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2010 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

The cost of soliciting proxies will be borne by the Company.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.  Officers and directors may also solicit proxies.

As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements.  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company and will determine whether or not a quorum is present.  Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain Shares to vote on a particular matter, those Shares will not be considered as present and entitled to vote with respect to that matter.

Any shareholder desiring to present a proposal at the 2011 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117, in time to be received by April 15, 2011.  In addition, if a shareholder desires to bring business (including director nominations) before the 2011 Annual Meeting of Shareholders that is not the subject of a proposal timely submitted for inclusion in the Company’s Proxy Statement, written notice of such business, as currently prescribed in the Company’s Bylaws, must be received by the Company’s Secretary between March 16, 2011 and April 15, 2011. For additional requirements, a shareholder should refer to Article I, Section 8 of the Company’s Bylaws, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a copy of which may be obtained from the Company’s Secretary or from the Company’s SEC filings.  If the Company does not receive timely notice pursuant to the Bylaws, the nomination or proposal will be excluded from consideration at the meeting.

The persons designated by the Company to vote proxies given by shareholders in connection with the Company’s 2011 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2011 proxy statement with respect to which the Company has received written notice no later than June 29, 2011 that a shareholder (i) intends to present such matter at the 2011 Annual Meeting, and  (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter.  If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2011 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

Shareholders who do not plan to attend the Annual Meeting are urged to vote by telephone or to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.  Prompt response is helpful and your cooperation will be appreciated.

By Order of the Board of Directors,

JAMES B. HUFF
Secretary

Owings Mills, Maryland
August 13, 2010

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2010, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, UNIVERSAL SECURITY INSTRUMENTS, INC., 11407 CRONHILL DRIVE, SUITE A, OWINGS MILLS, MARYLAND 21117.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

2010 VOTING PROXY

UNIVERSAL SECURITY INSTRUMENTS, INC.
11407 Cronhill Drive, Suite A
Owings Mills, Maryland  21117

This Proxy is Solicited on Behalf of the Board of Directors of Universal Security Instruments, Inc.  The undersigned hereby appoints Harvey B. Grossblatt as proxy, with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hilton Pikesville, 1726 Reisterstown Road, Pikesville, Maryland, on Monday, October 4, 2010 at 8:30 a.m., prevailing local time, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, with all powers possessed by the undersigned if personally present at the meeting.

1.	Election of Directors:	To elect two (2) directors for a three (3) year term ending at the Annual Meeting of Shareholders to be held in 2013 and until their respective successors are duly elected and qualify.

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote
(except as marked to the contrary)	for all nominees listed below

Ira F. Bormel	Cary Luskin

INSTRUCTION: To withhold authority to vote for any individual nominee(s), check or mark the box above “For all nominees listed below” and strike a line through the name of the nominee(s) above in respect of whom authority is to be withheld.

2.	2010 Non-Qualified Stock Option Plan:	Proposal to adopt the 2010 Non-Qualified Stock Option Plan.

☐ For                                           ☐ Against                                ☐Abstain

3.	In his/their discretion, the proxy/proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders.  If no direction is made, this proxy will be voted in favor of all nominees and in the discretion of the proxy or proxies upon any other business which properly comes before the meeting.

Please sign exactly as your name appears on the Notice Regarding Availability of Proxy Materials you previously received by mail.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THE CARD TO US AT THE ADDRESS SPECIFIED BELOW.

DATED: ____________________, 2010 Signature______________________________________ DATED: ____________________, 2010 Signature_____________________________________
PRINT CONTROL NUMBER, NAME AND ADDRESS (as shown on the Notice Regarding Availability of Proxy Materials you previously received by mail).
____________________________________________
____________________________________________
____________________________________________
____________________________________________
____________________________________________

To vote by proxy, mark, sign and date this 2010 Voting Proxy and return it to us at: Corporate Secretary Universal Security Instruments, Inc. 11407 Cronhill Drive, Suite A Owings Mills, Maryland 21117

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at http://www.usiannualmeeting.com

APPENDIX TO PROXY STATEMENT FILED VIA EDGAR

Universal Security Instruments, Inc.
2010 Non-Qualified Stock Option Plan

1.           purpose.

The purpose of the Universal Security Instruments, Inc. (the “Company”) 2010 Non-Qualified Stock Option Plan (the “Plan”) is to promote the financial interests of the Company, including its growth and performance, by encouraging directors, officers, employees of and consultants to the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing directors, employees and consultants with a way to acquire or increase their proprietary interest in the Company’s success.

2.           shares subject to the plan.

Subject to adjustment as provided in Section 13 hereof, up to 120,000 of shares of common stock, par value $.01 per share, of the Company (the “Shares”) shall be available for the grant of options under the Plan.  The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan.  Shares subject to an option that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, shall thereafter again be available for grant under the Plan.

3.	administration.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) or, if the Board does not create the Committee, by the Board which shall function as the Committee.  A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall (i) from time to time select directors, officers and employees of and consultants to the Company and its subsidiaries who will participate in the Plan (the  “Participants”), (ii) determine the Shares subject to option, (iii) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, (iv) determine the terms and provisions of any agreements entered into hereunder, and (v) make all other determinations necessary or advisable for the administration of the Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect.  The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

4.           eligibility.

All directors, officers and employees of the Company and its subsidiaries and, subject to the following sentence, consultants to the Company and its subsidiaries, all as determined by the Committee, are eligible to be Participants in the Plan.  As used herein, an eligible Participant which is a “consultant” means any consultant or adviser to the Company and its subsidiaries if: (i) the consultant or adviser renders bona fide services to the Company or any subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any subsidiary of the Company to render such services.

5.           options; exercise price.

Options under the Plan will be non-qualified stock options.  The Committee shall establish the option price at the time each stock option is granted.

6.           exercise of options.

Except as herein provided, options shall be exercisable for such period as specified by the Committee.  In no event may options be exercisable more than 10 years after their date of grant.  The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise.  Such payment shall be made in cash, by tender of Shares owned by the Participant valued at fair market value as of the date of exercise and in such other consideration as the Committee deems appropriate, or by a combination of cash, Shares and such other consideration.  To exercise the option, the optionee or his successor shall give written notice to the Company’s Chief Financial Officer at the Company’s principal office, setting forth the number of Shares being purchased and the date of exercise of the option, which date shall be at least five days after the giving of such notice unless otherwise agreed to by the Committee and the optionee.  Such notice shall be accompanied by full payment of the option exercise price for Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution.  However, this statement shall not be required in the event the Shares subject to the option are registered with the Securities and Exchange Commission.  If the option is exercised by the successor of the optionee, following his death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option.  Shares issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall be appropriately legended.  No Shares shall be issued pursuant to the Plan until full payment for such Shares has been made.  The optionee shall have no rights as a shareholder with respect to optioned Shares until the date of exercise of the option with respect to such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date of exercise, except as otherwise provided herein.  The Company shall not be required to transfer or deliver any certificates for Shares purchased upon any exercise of any option until after compliance with all then applicable requirements of law. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

7.           option agreements.

The granting of an option shall take place only when a written Option Agreement substantially in the form of Exhibit A hereto is executed by the Company and the optionee and delivered to the optionee.  All options under this Plan shall be evidenced by such written Option Agreement between the Company and the optionee.  Such Option Agreement shall contain such further terms and conditions, not inconsistent with the foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

8.           withholding.

The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom.  The Committee, in its sole discretion, may permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of Shares the fair market value of which equals the mount required to be withheld.

9.           nontransferability.

No option shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

10.           no right to employment.

No person shall have any claim or right to be granted an option, and the grant of an option shall not be construed as giving a Participant the right to be retained in the employ or as a director of the Company or its subsidiaries.  Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

11.           termination of rights; death.

All unexercised or unexpired options granted or awarded under this Plan will terminate, be forfeited and will lapse immediately if such Participant’s employment or relationship with the Company and its subsidiaries is terminated for any reason, unless the Committee permits the exercise of such options for a period not to exceed 90 days after the date of such termination.  If a Participant’s employment or relationship with the Company is terminated by reason of his death, such Participant’s personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, any option which was exercisable by the Participant as of the date of his death for a period of 180 days after the date of the Participant’s death.

12           registration.

If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

13           adjustment of and changes in shares.

In the event of any change in the outstanding Shares by reason of any Share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the exercise price, number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding options.

14.           amendment.

The Board of Directors may amend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary by law or regulation.

15.           effective date.

The Plan has been adopted by the Board of Directors of the Company and, upon approval of the Shareholders of the Company, shall be effective as of August 1, 2010.  Unless extended or earlier terminated by the Board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan.  Unless so extended, no additional options may be granted on or after the tenth anniversary of the effective date of the Plan.

Exhibit A

Universal Security Instruments, Inc.
2010 Non-Qualified Stock Option Plan
Stock Option Agreement

THIS STOCK OPTION AGREEMENT is made this  ________________, 201__, by and between Universal Security Instruments, Inc., a Maryland corporation (the “Company”), and _____________________________ (the “Optionee”).

WHEREAS, the Board of Directors of the Company considers it desirable and in the Company’s interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share (the “Shares”), pursuant to the terms and conditions of the Company’s 2010 Non-Qualified Stock Option Plan (the “Plan”) to provide an incentive for the Optionee and to promote the interests of the Company.

NOW, THEREFORE, it is agreed as follows:

1.           Incorporation of the Terms of the Plan. This Stock Option Agreement is subject to all of the terms and conditions of the Plan, and the terms of the Plan are hereby incorporated herein by reference and made a part hereof.

2.           Grant of Option.  The Company hereby grants to Optionee an option to purchase from the Company ________ Shares (“Option Shares”) at the exercise price per Share set forth below.  Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the ___th anniversary of the date hereof.

3.           Period of Exercise of Option.  The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

Exercise Date                                 No. of Shares                          Exercise Price per Share

in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

4.           Additional Exercise Periods.  In the event of the death of the Optionee, or if the Optionee’s employment or relationship with the Company or its subsidiaries is terminated for any reason, the option granted hereunder may be exercised as set forth in the Plan.

5.           Method of Exercise.  In order to exercise the options granted hereunder, Optionee must give written notice to the Chief Financial Officer of the Company at the Company’s principal place of business, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

6.           Manner of Payment.  An Optionee may pay the option price for Shares purchased upon exercise of the option as set forth in the Plan.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:	Universal Security Instruments, Inc.

______________________________	By:	______________________________(SEAL)

Optionee

______________________________	_____________________________________(SEAL)

UNIVERSAL SECURITY INSTRUMENTS, INC.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on October 4, 2010.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting of Shareholders, Proxy Statement, 2010 Voting Proxy, 2010 Annual Report and any other Annual Meeting materials are available at http://www.usiannualmeeting.com.

The 2010 Annual Meeting of Shareholders of Universal Security Instruments, Inc. (the “Company”) will be held at the Hilton Pikesville, 1726 reisterstown Road, Pikesville, Maryland, on Monday, October 4, 2010 at 8:30 a.m., local time, for the following purposes:

1.	To elect two directors to serve until the Annual Meeting of Shareholders to be held in 2013 and until his successor is duly elected and qualified;
2.	To approve the Company’s 2010 Non-Qualified Stock Option Plan;
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends voting FOR the nominees for Directors and FOR approval of the 2010 Non-Qualified Stock Option Plan.

To vote in person, you must attend the Annual Meeting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 20, 2010 to facilitate timely delivery.

To request a paper copy of these materials for the 2010 Annual Meeting of Shareholders and/or for all future meetings, please do one of the following (you must reference your Shareholder Control Number listed on the label above your name):

•	Call our toll free number 1-800-390-4321, Extension 211.
•	Send your request by e-mail to usiannualmeeting@universalsecurity.com
•	Request a copy at http://www.usiannualmeeting.com.

TO VOTE YOU MUST ACCESS YOUR PROXY MATERIALS AT http://www.usiannualmeeting.com. HAVE THIS CARD IN HAND WHEN YOU ACCESS THE WEBSITE.